Exhibit 10.5

MATRIA HEALTHCARE, INC.
2005 DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN

1. Establishment and Purpose.

(a) Matria Healthcare, Inc. a Delaware corporation (the "Company"), hereby adopts its 2005 Directors' Non-Qualified Stock Option Plan (the "Plan"). The Plan is intended to provide a means whereby eligible members of the Board may be given an opportunity to purchase shares of Stock pursuant to options which are not intended to qualify as incentive stock options under Section 422 of the Code.

(b) The purpose of the Plan is to enable the Company to attract qualified individuals to serve as members of the Board, to provide additional performance incentive to such individuals while serving as directors, and to encourage their continued service on the Board.

2. Definitions. As used herein, the following definitions shall apply:

(a) "Affiliate" shall mean any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

(b) "Board" shall mean the Board of Directors of the Company.

(c) "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding Stock;

(ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

(d) "Code shall mean the Internal Revenue Code of 1986, as amended.

(e) "Company" shall mean Matria Healthcare, Inc. a Delaware corporation.

(f) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

(g) "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

(i) approval by the Company's shareholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) approval by the Company's shareholders of the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with a complete liquidation or dissolution of the Company; or

(iii) approval by the Company's shareholders of any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

(h) "Director" shall mean a member of the Board.

(i) "Effective Date" shall mean the date this Plan is adopted by the Board.

(j) "Employee" shall mean any person who is an employee of the Company, or any Affiliate of the Company, for purposes of tax withholding under the Code. The payment of a director's fee by the Company shall not be sufficient to render the recipient of such fee an Employee.

(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(l) "Fair Market Value" shall mean, as of any date, the value of a share of Stock determined as follows:

(i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing selling price for such stock on the principal securities exchange or national market system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value; or

(ii) If the Stock is not traded on any exchange or a national market system, its Fair Market Value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

(m) "Option" shall mean an option to purchase shares of Stock granted pursuant to the Plan.

(n) "Option Agreement" shall mean the written agreement setting forth the terms of an Option in the form attached as Exhibit A hereto.

(o) "Optionee" shall mean an Outside Director who receives an Option.

(p) "Outside Director" shall mean a Director who is not an Employee.

(q) "Person" shall mean a natural person, corporation, partnership, limited liability company, joint venture, trust, or any other entity and any government or instrumentality of government.

(r) "Plan" shall mean this Matria Healthcare, Inc. 2005 Directors' Non-Qualified Stock Option Plan.

(s) "Securities Act" shall mean the Securities Act of 1933, as amended.

(t) "Stock" shall mean the common stock, $0.01 par value per share, of the Company.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be made subject to Options and sold under the Plan is 165,000 shares of Stock. If an Option expires or becomes unexercisable for any reason and has not been exercised in full, the Stock subject to such Option shall be available for future grant under the Plan. If Stock which was acquired upon exercise of an Option is subsequently repurchased by the Company, such Stock shall not be available for future grants under the Plan.

4. Interpretation and Administration of the Plan.

(a) The Plan is intended to be self-executing pursuant to the terms hereof. However, any questions concerning interpretation or execution of the Plan or grants hereunder shall be decided by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of any Options granted under the Plan.

(b) Subject to the provisions and restrictions of the Plan, the Board shall have the authority to: (i) authorize any person to execute on behalf of the Company any agreements or other documents in connection with the grant of an Option under the Plan; (ii) approve forms of agreement for use under the Plan consistent with the terms of the Plan; and (iii) make all other determinations deemed necessary or advisable for the implementation of the Plan.

5. Option Grants.

(a) All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. Neither the Board nor any person shall have any discretion to select which Outside Directors shall be granted Options, or to determine the number of shares of Stock to be covered by Options granted to Outside Directors, the timing of such Option grants or the exercise price thereof.

(b) An option to purchase 6,000 shares of Stock shall be granted ("Initial Grant") to each Outside Director, such Initial Grant to be made to Outside Directors elected or appointed to the Board upon the date each such Outside Director becomes an Outside Director of the Company. Beginning with the first annual meeting of the Company's stockholders following the Initial Grant Date and thereafter at each subsequent annual meeting of the Company's stockholders, each Outside Director who continues as an Outside Director immediately following each such annual meeting shall be granted an option to purchase 6,000 shares of Stock ("Subsequent Grant"); provided that no Subsequent Grant shall be made to any Outside Director who has not served as an Outside Director of the Company, as of the time of such annual meeting, for at least one year. Each Subsequent Grant shall be made on the date of the annual stockholders' meeting in question. If any Option ceases to be exercisable in whole or in part, the shares which were subject to such Option but as to which the Option had not been exercised shall continue to be available under the Plan.

6. Terms and Conditions of Options.

(a) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement executed by the Company and the Optionee.

(b) The exercise price per share of Options granted under the Plan shall be 100% of the Fair Market Value per share of Stock on the date of grant of the Option, subject to adjustment to the extent provided in Section 12 hereof.

(c) Subject to the provisions in the Option Agreement and Sections 10(e) and 10(f) hereof, each Option shall vest and become exercisable in twelve (12) monthly installments after the date of grant.

(d) The term of each Option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law, in which case such shorter period shall apply.

7. Eligibility. Options may be granted only to Outside Directors. No Optionee shall have any rights as a stockholder of the Company as a result of the grant of an Option under the Plan or his or her exercise of such

Option pending the actual issuance by the Company of the Stock subject to such Option. The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights that the Director or the Company may have to terminate his or her directorship at any time.

8. Term of Plan; Effective Date. The Plan shall become effective on the Effective Date, subject to approval of the Plan by the stockholders of the Company. If the Effective Date precedes such stockholder approval, any Option granted under the Plan prior to such approval shall be conditioned upon approval by stockholders of the Plan. Options may be granted under the Plan at any time on or before the tenth anniversary of the date of adoption of the Plan.

9. Payment Upon Exercise. Payment of the exercise price upon exercise of any Option shall be made in cash, by optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States; provided, however, that the Board, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee or with shares of Stock withheld from the shares otherwise deliverable to the optionee upon exercise of an option (in each case only to the extent that such an exercise of the option would not result in an accounting compensation charge with respect to the shares used to pay the option price); (ii) by delivery on a form prescribed by the Board of an irrevocable direction to a securities broker approved by the Board to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Board in its discretion determines appropriate (provided, however, no promissory note may be accepted from an optionee that would be in violation of the Sarbanes-Oxley Act of 2002 or any other federal or state law); or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option.

10. Exercise of Option.

(a) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Stock has been received by the Company in accordance with Section 9 hereof. An Option may not be exercised for a fraction of a share of Stock.

(b) If an Optionee ceases to serve as a Director (other than as a result of disability or death, or following a Change in Control), he or she may, but only within three (3) months after the date he or she ceases to be a Director, exercise his or her then outstanding Options to the extent that he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(c) Notwithstanding the provisions of Section 10(b) above, in the event an Optionee is unable to continue his or her service as a Director as a result of his or her total and permanent disability (as defined in Section 22(e) (3) of the Code), he or she may, within twelve (12) months from the date of such termination, exercise his or her then outstanding Options to the extent he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(d) If during the term of his or her Option, an Optionee (A) dies and had been in Continuous Status as a Director at the time of his or her death, or (B) dies within three (3) months after termination of Continuous Status as a Director, at any time within twelve (12) months following the date of the Optionee's death the Option may be exercised by the Optionee's personal representative or by a person who acquired the right to exercise the Option by bequest or intestate succession, but only to the extent the Optionee was entitled to exercise the Option at the time of his or her termination of Continuous Status as a Director. Notwithstanding the foregoing, in no event may the Option be exercised after the expiration of the term set forth in Section 6.

(e) Should any Corporate Transaction occur while an Optionee remains in Continuous Status as a Director, then each outstanding Option held by such Optionee shall become fully exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all or any portion of the shares at the time represented by such Option and may be exercised with respect to any or all of such shares represented by the Option immediately prior to the specified effective date of such Corporate Transaction. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor company or its parent, in which case the option shall remain so exercisable until the expiration or sooner termination of the Option term.

(f) Should a Change in Control occur while an Optionee remains in Continuous Status as a Director, then each outstanding Option held by such Optionee shall become fully exercisable, immediately prior to the effective date of such Change in Control, for all of the shares at the time subject to such Option and may be exercised with respect to any or all of such shares represented by the Option. The Option shall remain so exercisable until the expiration or sooner termination of the Option term.

(g) Notwithstanding the provisions of Sections 10(b) through 10(f) above, in no event may any Option be exercised after expiration of its term set forth in Section 6.

11. Nontransferability of Options. To the extent required by Rule 16b-3 of the Exchange Act, no Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability of an Option hereunder, all Options hereunder shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of an Option, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option under Sections 9 and 10 had the Option not been transferred.

12. Adjustment Upon Changes in Capitalization. In the event that the number of outstanding shares of Stock of the Company is changed through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%) or other change in the capital structure of the Company without consideration, the number of shares of Stock available under the Plan, the number of shares of Stock deliverable in connection with any Option and the exercise price per share of such Option shall be proportionately adjusted; provided, however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

13. Amendment and Termination of Plan.

(a) The Board may amend the Plan from time to time; provided that no amendment may become effective until stockholder approval is obtained if the amendment (i) materially increases the aggregate number of shares of Stock that may be issued under the Plan, (ii) materially changes the class of individuals eligible to receive Options under the Plan, (iii) materially increases the benefits that may accrue to participants under the Plan, or (iv) modifies the Plan in such a way that stockholder approval of such modification is required pursuant to the rules under Section 16 of the Securities Exchange Act of 1934, as amended, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations. Notwithstanding the foregoing, the provisions set forth in Sections 5 and 6 of the Plan (and any other Sections of the Plan that affect the formula award terms required to be specified in the Plan by Rule 16b-3 of the Exchange Act and any successor to such Rule) shall not be amended periodically and in no event more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

(b) The Board, without further approval of the stockholders, may at any time terminate or suspend the Plan. Except as otherwise provided herein, any such termination or suspension of the Plan shall not affect Options already granted hereunder, and such Options shall remain in full force and effect as if the Plan had not been terminated or suspended.

(c) Except as otherwise provided herein, rights and obligations under any outstanding Option shall not be adversely altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the Option was granted or transferred.

14. Conditions Upon Issuance of Stock.

(a) Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or national market system upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Stock hereunder shall relieve the Company of any liability for failure to issue or sell such Stock.

15. Reservation of Stock. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

16. Rule 16b-3.

(a) Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the Plan as a formula plan, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

(b) If, subsequent to adoption of the Plan, Rule 16b-3 is amended to delete any of the Rule 16b-3 requirements addressed by the provisions of the Plan governing grants or awards to persons subject to Section 16(b) of the Exchange Act ("Insiders"), the Board may amend the Plan without stockholder approval (unless such approval is required by Rule 16b-3 as so amended) to delete or otherwise amend any such provisions no longer required for grants of Options under the Plan to be exempt from Section 16(b) liability under the Exchange Act or for Outside Directors to be able to make exempt Rule 16b-3 grants of stock options or other stock awards to Insiders under other stock option or stock incentive plans of the Company.